EXHIBIT A

to the

American Funds Insurance Series

Amended and Restated Insurance Administrative Services Plan

Relating to its Class 1A and Class 4 shares

Fund	Effective Date	Termination Date
Global Growth Fund	May 1, 2020	April 30, 2021
Global Small Capitalization Fund	May 1, 2020	April 30, 2021
Growth Fund	May 1, 2020	April 30, 2021
International Fund	May 1, 2020	April 30, 2021
New World Fund	May 1, 2020	April 30, 2021
Blue Chip Income and Growth Fund	May 1, 2020	April 30, 2021
Global Growth and Income Fund	May 1, 2020	April 30, 2021
Growth-Income Fund	May 1, 2020	April 30, 2021
International Growth and Income Fund	May 1, 2020	April 30, 2021
Capital Income Builder	May 1, 2020	April 30, 2021
Asset Allocation Fund	May 1, 2020	April 30, 2021
Global Balanced Fund	May 1, 2020	April 30, 2021
Bond Fund	May 1, 2020	April 30, 2021
Corporate Bond Fund	May 1, 2020	April 30, 2021
Capital World Bond Fund	May 1, 2020	April 30, 2021
High-Income Bond Fund	May 1, 2020	April 30, 2021
American Funds Mortgage Fund	May 1, 2020	April 30, 2021
Ultra-Short Bond Fund	May 1, 2020	April 30, 2021
U.S. Government/AAA-Rated Securities Fund	May 1, 2020	April 30, 2021

Portfolio Series – American Funds Global Growth Portfolio	May 1, 2020	April 30, 2021
Portfolio Series – American Funds Growth and Income Portfolio	May 1, 2020	April 30, 2021

Target Date Series - American Funds IS 2035 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2030 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2025 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2020 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2015 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2010 Target Date Fund	May 1, 2020	April 30, 2021

EXHIBIT A

to the

American Funds Insurance Series

Amended and Restated Shareholder Services Agreement

Fund	Effective Date
Global Growth Fund	January 6, 2017
Global Small Capitalization Fund	January 6, 2017
Growth Fund[1]	January 6, 2017
International Fund[1]	January 6, 2017
New World Fund	January 6, 2017
Blue Chip Income and Growth Fund	January 6, 2017
Global Growth and Income Fund	January 6, 2017
Growth-Income Fund[1]	January 6, 2017
International Growth and Income Fund	January 6, 2017
Capital Income Builder	January 6, 2017
Asset Allocation Fund[1]	January 6, 2017
Global Balanced Fund	January 6, 2017
Bond Fund	January 6, 2017
Corporate Bond Fund	January 6, 2017
Capital World Bond Fund	May 1, 2020
High-Income Bond Fund[1]	January 6, 2017
American Funds Mortgage Fund	May 1, 2020
Ultra-Short Bond Fund[1]	January 6, 2017
U.S. Government/AAA-Rated Securities Fund[1]	January 6, 2017

Managed Risk Growth Fund[2]	January 6, 2017
Managed Risk International Fund[2]	January 6, 2017
Managed Risk Blue Chip Income and Growth Fund[2]	January 6, 2017
Managed Risk Growth-Income Fund[2]	January 6, 2017
Managed Risk Asset Allocation Fund[2]	January 6, 2017

Portfolio Series – American Funds Global Growth Portfolio	January 6, 2017
Portfolio Series – American Funds Growth and Income Portfolio	January 6, 2017

Portfolio Series – American Funds Managed Risk Growth Portfolio[2]	January 6, 2017
Portfolio Series – American Funds Managed Risk Growth and Income Portfolio[2]	January 6, 2017
Portfolio Series – American Funds Managed Risk Global Allocation Portfolio[2]	January 6, 2017

Target Date Series - American Funds IS 2035 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2030 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2025 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2020 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2015 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2010 Target Date Fund[3]	September 18, 2019

1 Fund offers Class 3 shares

2 Fund offers Class P1 and P2 shares only. Does not offer Class 1, 1A, 2, 3, or 4 shares

3 Fund offers Class 1, 1A, 2 and 4 shares only. Does not offer Class 3, P1, or P2 shares

EXHIBIT A

to the

AMERICAN FUNDS INSURANCE SERIES

Amended and Restated Administrative Services Agreement

Fund	Effective Date	Termination Date
Global Growth Fund	May 1, 2020	April 30, 2021
Global Small Capitalization Fund	May 1, 2020	April 30, 2021
Growth Fund[1]	May 1, 2020	April 30, 2021
International Fund[1]	May 1, 2020	April 30, 2021
New World Fund	May 1, 2020	April 30, 2021
Blue Chip Income and Growth Fund	May 1, 2020	April 30, 2021
Global Growth and Income Fund	May 1, 2020	April 30, 2021
Growth-Income Fund[1]	May 1, 2020	April 30, 2021
International Growth and Income Fund	May 1, 2020	April 30, 2021
Capital Income Builder	May 1, 2020	April 30, 2021
Asset Allocation Fund[1]	May 1, 2020	April 30, 2021
Global Balanced Fund	May 1, 2020	April 30, 2021
Bond Fund	May 1, 2020	April 30, 2021
Corporate Bond Fund	May 1, 2020	April 30, 2021
Capital World Bond Fund	May 1, 2020	April 30, 2021
High-Income Bond Fund[1]	May 1, 2020	April 30, 2021
American Funds Mortgage Fund	May 1, 2020	April 30, 2021
Ultra-Short Bond Fund[1]	May 1, 2020	April 30, 2021
U.S. Government/AAA-Rated Securities Fund[1]	May 1, 2020	April 30, 2021

Managed Risk Growth Fund[2]	May 1, 2020	April 30, 2021
Managed Risk International Fund[2]	May 1, 2020	April 30, 2021
Managed Risk Blue Chip Income and Growth Fund[2]	May 1, 2020	April 30, 2021
Managed Risk Growth-Income Fund[2]	May 1, 2020	April 30, 2021
Managed Risk Asset Allocation Fund[2]	May 1, 2020	April 30, 2021

1 Fund offers Class 3 shares

2 Funds offer Class P1 and P2 shares only. Do not offer Class 1, 1A, 2, 3, or 4 shares.